NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR STATE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL, ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

No. WA-7

WARRANT TO PURCHASE 100,000 SHARES OF COMMON STOCK

OF

INTERNATIONAL SMART SOURCING, INC.

Dated: March 28, 2007

     THIS CERTIFIES THAT, for value received, Richard Peters (“Holder”) residing at 4030 Mansion Court N.W., Washington, DC 20007, is the owner of a warrant which entitles the owner thereof to purchase from INTERNATIONAL SMART SOURCING, INC., a Delaware corporation (the “Company”), the number of fully paid and nonassessable shares of common stock of the Company, par value .001 per share set forth above (the “Shares”) at the purchase price of $0.20 per share (the “Exercise Price”) upon the presentation and surrender of this Warrant Certificate with the Purchase Form duly executed at any time during the five-year period commencing from the date hereof.

     1. The Warrant represented by the Warrant Certificate shall be exercised at the Exercise Price, subject to adjustment in accordance with paragraph 5 hereof, and during the periods as follows:

               a. Between March 28, 2007 and March 28, 2012 (the “Expiration Date”) inclusive, the Holder shall have the option to purchase Shares hereunder at a price of $0.20 per Share, subject to adjustment as provided in paragraph 5 hereof.

               b. After the Expiration Date, the Holder shall have no right to purchase any Shares hereunder.

     2. The Warrant may be exercised at any time within the periods above specified, in whole or in part, by (i) the surrender of the Warrant Certificate (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the addresses of the Holder appearing on the books of the Company); and (ii) payment to the Company of the Exercise Price for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any. The Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date the Warrant Certificate is surrendered and payment is made in accordance with the foregoing provisions of this paragraph 2, and the person or persons in whose name or names the certificates for the securities comprising the Shares shall be issuable upon such exercise shall become the holder or holders of record of such securities at that time and date. Certificates representing the securities comprising the Shares shall be delivered to the Holders or their assignees within a reasonable time, not exceeding thirty (30) days, after the rights represented by this Warrant Certificate shall have been so exercised.

     3. The Company covenants and agrees that all securities comprising the Shares underlying the Warrant will, upon issuance against payment of the Exercise Price therefor, be duly and validly issued, fully paid and nonassessable, and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods which the Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

     4. The Warrant Certificate shall not entitle the Holder to any voting rights or other rights as stockholders of the Company.

     5. The Exercise Price and the number of Shares purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events hereinafter described.

               a. In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, or (iv) the outstanding shares of Common Stock of the Company are at any time changed into or exchanged for a different number or kind of shares or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation or recapitalization, then appropriate adjustments in the number and kind of such securities subject to this Warrant Certificate shall be made and the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization shall be proportionately adjusted so that the Holder of this Warrant Certificate exercised after such date shall be entitled to receive the aggregate number and kind of securities which, if this Warrant had been exercised by such Holder immediately prior to such date, they would have owned upon such exercise and then entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization. For example, if the Company declares a 2 for 1 stock distribution and the Exercise Price immediately prior to such event was $1.00 per Share and the number of Shares purchasable upon exercise of the Warrants was 1, the adjusted Exercise Price immediately after such event would be $0.50 per Share and the adjusted number of Shares purchasable upon exercise of the Warrants would be 2. Such adjustment shall be made successively whenever any event listed above shall occur.

               b. In case the Company shall hereafter distribute without consideration to all holders of its Common Stock evidence of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in subparagraph (a) of this paragraph 5, or subscription rights or warrants), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the number of Shares issuable upon exercise of the Warrants by the Exercise Price in effect immediately prior thereto, multiplied by a fraction, the numerator of which shall be the total number of shares of Common Stock then outstanding multiplied by the current Exercise Price, less the fair market value (as determined by the Company’s Board of Directors) of said assets, or evidence of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by the current Exercise Price. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

               c. Whenever the Exercise Price is adjusted pursuant to subparagraphs (a) or (b) of paragraph 5, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

               d. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this subparagraph (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this paragraph 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

               e. Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares purchasable upon exercise of the Warrant to be mailed to the Holder, at his address set forth herein, and shall cause a certified copy thereof to be mailed to the Company’s transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this paragraph 5, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

               f. In the event that at any time, as a result of an adjustment made pursuant to the provisions of this paragraph 5, the Holder of the Warrant thereafter shall become entitled to receive any securities of the Company, other than the Shares, thereafter the number of such other securities so receivable upon exercise of the Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (a) to (f), inclusive of this paragraph (f).

     6. The holder hereof acknowledges that the Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

     7. Each certificate representing Shares shall bear a legend substantially in the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR STATE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL, ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

     8. This Agreement shall be governed by and in accordance with the laws of the State of New York.

     9. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

     10. Neither this Warrant nor any rights of the Holder or the Company hereunder may be assigned by either party to any other person. This Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the Holder.

     11. This Warrant may be modified by the Company from time to time to cure any ambiguity or correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of this Warrant and which shall not materially adversely affect the interest of the Holder and, in addition, the Company may modify, supplement, or alter this Warrant at any time with the written consent of the Holder.

     12. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

     13. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, INTERNATIONAL SMART SOURCING, INC. has caused this Warrant Certificate to be signed by its duly authorized officer as of this 28 day of March 2007.

INTERNATIONAL SMART SOURCING, INC.

By:
David Hale, President

PURCHASE FORM

(To be signed only upon exercise of Warrant)

     The undersigned, the holder of the foregoing Warrant, hereby irrevocably exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _____________ Shares of Common Stock of INTERNATIONAL SMART SOURCING, INC., and herewith makes payment of $_______________ therefor and requests that the certificates for shares of Common Stock be issued in the name(s) of, and delivered to ___________________________ whose address(es) is (are):

Dated: _______________________, 2007	Signature: Print Name: (Signature must confirm in all respects to the name of holder as specified on the face of the Warrant).
(Insert Social Security or Other Identifying Number of Holder)

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Warrant)

     FOR VALUE RECEIVED ________________ hereby assigns and transfers unto ________________________________________

(Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________ Attorney, to transfer the within Warrant on the books of INTERNATIONAL SMART SOURCING, INC., with full power of substitution.

Dated: _______________________, 2007	Signature: Print Name: (Signature must confirm in all respects to the name of holder as specified on the face of the Warrant Certificate).
(Insert Social Security or Other Identifying Number of Holder)